NATIONWIDE MUTUAL FUNDS

Nationwide AllianzGI International Growth Fund	Nationwide Emerging Markets Debt Fund
Nationwide American Century Small Cap Income	Nationwide Fund
Fund	Nationwide Geneva Mid Cap Growth Fund
Nationwide Amundi Global High Yield Fund	Nationwide Geneva Small Cap Growth Fund
Nationwide Amundi Strategic Income Fund	Nationwide Global Sustainable Equity Fund
Nationwide Bailard Cognitive Value Fund	Nationwide Government Money Market Fund
Nationwide Bailard International Equities Fund	Nationwide GQG US Quality Equity Fund
Nationwide Bailard Technology & Science Fund	Nationwide Inflation-Protected Securities Fund
Nationwide BNY Mellon Core Plus Bond ESG Fund	Nationwide International Index Fund
(formerly, Nationwide Core Plus Bond Fund)	Nationwide International Small Cap Fund
Nationwide BNY Mellon Disciplined Value Fund	Nationwide Loomis All Cap Growth Fund
(formerly, Nationwide Mellon Disciplined Value	Nationwide Loomis Core Bond Fund
Fund	Nationwide Loomis Short Term Bond Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Mid Cap Market Index Fund
(formerly, Nationwide Mellon Dynamic U.S. Core	Nationwide NYSE Arca Tech 100 Index Fund
Fund)	Nationwide S&P 500 Index Fund
Nationwide Bond Fund	Nationwide Small Cap Index Fund
Nationwide Bond Index Fund	Nationwide Small Company Growth Fund
Nationwide Diamond Hill Large Cap Concentrated	Nationwide WCM Focused Small Cap Fund
Fund

Supplement dated June 16, 2022
to the Statement of Additional Information (“SAI”) dated February 28, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Emerging Markets Debt Fund

On June 15, 2022, the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” of the Trust (as defined under the Investment Company Act of 1940, as amended), considered and approved a proposal to liquidate the Nationwide Emerging Markets Debt Fund (the “Fund”), a series of the Trust. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation and Dissolution (the “Plan”) on or about August 19, 2022 (the, “Liquidation Date”). Until the Liquidation Date, the Fund is permitted to depart from its stated investment objective and strategies and hold cash and cash equivalent positions as a temporary defensive measure to preserve value. In anticipation of the Fund’s liquidation, the Fund intends to begin to sell its portfolio holdings in exchange for cash, U.S. government securities and/or other short-term debt instruments.

Because of the pending liquidation, the Fund no longer represents a long-term investment solution. Therefore, effective immediately, new account requests, exchanges into the Fund and purchase orders for the Fund’s shares will no longer be permitted (other than those purchase orders received through dividend reinvestment or purchase orders from funds-of-funds or qualified retirement plans who are existing shareholders). The Fund is no longer being marketed for new investment and, as a consequence, the size and net asset value of the Fund may decrease as a result of shareholder redemptions and sale of Fund assets to meet those redemptions. This potentially will cause remaining shareholders to bear increased operating expenses. Such shareholders also will bear a proportionate share of the costs of liquidation and other expenses in respect of their new as well as existing investments. Unless subject to a waiver or reduction as described in the Fund’s prospectus, purchases of Class A shares of the Fund will continue to be subject to applicable sales charges. Any investor who purchases shares of the Fund through reinvestment of dividends or otherwise also should consider the potential tax consequences of making new investments in the Fund during the short period prior to the Fund’s liquidation.

Between now and the Liquidation Date, existing shareholders of the Fund may continue to reinvest dividends and distributions, redeem shares, or exchange shares into other Nationwide Funds without incurring a sales load or a contingent deferred sales charge. However, in accordance with the Plan, the Fund may set up a reserve account for expenses incurred in connection with the liquidation to ensure that all shareholders are treated fairly. Any such reserve account may affect the amount of redemption proceeds payable to a shareholder upon redemption. Rule 12b-1 fees will continue to accrue on shares of the Fund in the manner set forth in the Fund’s prospectus until the Liquidation Date.

Any shareholder who has not redeemed or exchanged shares into another Nationwide Fund by the regular close of business on the business day before the Liquidation Date will receive a liquidating distribution as of the Liquidation Date. On the Liquidation Date, the Fund will distribute pro rata to its shareholders of record all of its assets in cash, and all outstanding shares of beneficial interest will be redeemed and canceled.  If you hold shares of the Fund directly with the Trust in an Individual Retirement Account (“IRA”) maintained by U.S. Bank N.A. and you do not contact us at 800-848-0920 prior to the Liquidation Date, we will invest your liquidation proceeds in Investor Shares of the Nationwide Government Money Market Fund until we receive instructions from you. Investor Shares of the Nationwide Government Money Market Fund are subject to low balance fees in the amount of $2 per month if the monthly average balance of the account falls below $500, which may exceed the low balance fees applicable to shares of the Fund. IRA owners may obtain a prospectus for the Nationwide Government Money Market Fund by calling 800-848-0920.

The liquidation will constitute a taxable event, except to the extent the Fund’s shares are held in a tax-advantaged product, plan or account. Therefore, you may be subject to federal, state, local or foreign taxes. You should consult your tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE